UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2025

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6538 Collins Ave. Suite 344 Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	YHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of President

On August 6, 2025, the Board of Directors (the “Board”) of LQR House Inc., a Nevada corporation, (the “Company”) appointed Yilin Lu, one of the members of the Board, to serve as the President of the Company effective as of August 6, 2025 until his earlier resignation or removal.

Yilin Lu, age 44, has served as a member of the Board since December 2024. Since June 2023, Mr. Lu has served as the Founder and CEO of Senchi Morgan Capital Market and Senchi Morgan Asset Management, broker dealers and asset management firms. Mr. Lu started his investment banking career at Goldman Sachs in 2006. He joined China International Capital Corporation (CICC) later and was named the responsible offer of CICC US Securities (Hong Kong) Ltd in 2011. He also held positions as managing director with Cantor Fitzgerald Capital Markets in Hong Kong, Which he left to set up his own investment bank in 2016. From July 2018 to June 2023, Mr. Lu served as a Founder and the CEO of Cheung On Securities Limited, a broker dealer and asset management firm. He has over 15 years of experience in equity investment and trading. Mr. Lu is a Chartered Financial Analyst (CFA) and a Financial Risk Manager (FRM).

There are no arrangements or understandings between Mr. Lu and any other person pursuant to which Mr. Lu was appointed as the President of the Company. There are no family relationships between Mr. Lu and any director, executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer.

There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which Mr. Lu had, or will have, a direct or indirect material interest.

Item 7.01. Regulation FD Disclosure.

On August 7, 2025, the Company issued a press release announcing entering into a strategic collaboration with TikTok and appointment of Yilin Lu to serve as the President of the Company, described above. A copy of the release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the Company dated August 7, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: August 12, 2025	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

4